EXHIBIT 32.2

Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of JAVELIN Mortgage Investment Corp. (the “Company”) on Form 10-Q for the period ending June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey J. Zimmer, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2015
JAVELIN MORTGAGE INVESTMENT CORP.

	By:	/s/ Jeffrey J. Zimmer
Jeffrey J. Zimmer
Co-Chief Executive Officer